UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 12, 2019 (September 8, 2019)

STEWART INFORMATION SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-02658	74-1677330
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1360 Post Oak Blvd., Suite 100 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713)-625-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	STC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 8, 2019, Frederick Eppinger was appointed as the Chairman and Chief Executive Officer of Stewart Information Services Corporation (“Stewart”). Matthew Morris, who has served as Chief Executive Officer since 2011, will remain with Stewart and assume the role of President. John Killea will continue to serve as the Chief Legal Officer and Chief Compliance Officer of Stewart.

In connection with his appointment as the Chairman and Chief Executive Officer of Stewart, Mr. Eppinger and Stewart have agreed that (1) his annual base salary will be $850,000, (2) his target short-term and long-term incentives will be 125% and 225%, respectively, of his base salary, and (3) he will receive a sign-on long term incentive award of $500,000, which will vest after three years. Mr. Eppinger will also be eligible to receive health, welfare and other benefits and reimbursement of certain qualified business expenses.

Biographical and other information about Mr. Eppinger required by Item 5.02(c) of Form 8-K is included in the Company’s proxy statement on Schedule 14A for its 2019 annual meeting of shareholders filed with the Securities and Exchange Commission on April 30, 2019, and such information is incorporated by reference into this Item 5.02. There are no arrangements or understandings between Mr. Eppinger and any other persons pursuant to which he was appointed Chairman and Chief Executive Officer. There are no family relationships between Mr. Eppinger and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWART INFORMATION SERVICES CORPORATION

By:	/s/ David C. Hisey
David C. Hisey, Chief Financial Officer, Secretary, Treasurer

Date: September 12, 2019